Exhibit 3.2

AMENDED AND RESTATED BYLAWS

OF

IVAX DIAGNOSTICS, INC.

(the “Company”)

(as amended on November 30, 2007)

ARTICLE I.

OFFICES

Section 1.1 Registered Office. The registered office of the Company within the State of Delaware shall be located at either (a) the principal place of business of the Company in the State of Delaware or (b) the office of the corporation or individual acting as the Company’s registered agent in Delaware.

Section 1.2 Additional Offices. The Company may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and without the State of Delaware, as the Board of Directors of the Company (the “Board”) may from time to time determine or as the business and affairs of the Company may require.

ARTICLE II.

STOCKHOLDERS MEETINGS

Section 2.1 Annual Meetings. Annual meetings of stockholders shall be held at a place and time on any weekday which is not a holiday, within or without the State of Delaware, and at such time and place as the Board shall determine by resolution and as shall be set forth in the notice of annual meeting. The stockholders shall elect the directors of the Company and transact such other business as may properly be brought before the annual meeting.

Section 2.2 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law or by the certificate of incorporation, (a) may be called by the Chairman of the Board or the President of the Company and (b) shall be called by the President or Secretary of the Company at the request in writing of a majority of the Board or stockholders owning capital stock of the Company representing a majority of the votes of all capital stock of the Company entitled to vote thereat. Such request of the Board or the stockholders shall state the purpose or purposes of the proposed meeting.

Section 2.3 Remote Meetings and Remote Communications. The Board may, in its sole discretion, determine that any annual or special meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication.

If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication (a) participate in any annual or special meeting of stockholders and (b) be deemed present in person and vote at any annual or special meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Company shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Company shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Company.

Section 2.4 Notices. Written notice of each stockholders’ meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote thereat by or at the direction of the officer calling such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. If said notice is for a stockholders’ meeting other than an annual meeting, then it shall in addition state the purpose or purposes for which said meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in said notice and any matters reasonably related thereto.

Section 2.5 Quorum. The presence at a stockholders’ meeting of the holders, present in person or represented by proxy, of capital stock of the Company representing a majority of the votes of all capital stock of the Company entitled to vote thereat shall constitute a quorum at such meeting for the transaction of business except as otherwise provided by law, the certificate of incorporation or these Bylaws. If a quorum shall not be present or represented at any meeting of the stockholders, a majority of the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such reconvened meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the reconvened meeting, then a notice of said meeting shall be given to each stockholder entitled to vote at said meeting. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 2.6 Voting of Shares.

Section 2.6.1. Voting Lists. The officer or agent who has charge of the stock ledger of the Company shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote thereat arranged in alphabetical order and showing the address and the number of shares registered in the name of each stockholder; provided, however, that nothing herein shall require the Company to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (b) during ordinary business hours at the principal place of business of the Company. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The original stock transfer books shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at any meeting of stockholders. Failure to comply with the requirements of this Section 2.6.1 shall not affect the validity of any action taken at said meeting.

Section 2.6.2. Votes Per Share. Unless otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote in person or by proxy at every stockholders’ meeting for each share of capital stock held by such stockholder.

Section 2.6.3. Proxies. Every stockholder entitled to vote at a meeting or to express consent or dissent without a meeting or a stockholder’s duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy. Each proxy shall be in writing, executed by the stockholder giving the proxy or by his duly authorized attorney. No proxy shall be voted on or after three (3) years from its date, unless the proxy provides for a longer period. Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it, or his legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

Section 2.6.4. Required Vote. When a quorum is present at any meeting, the vote of the holders, present in person or represented by proxy, of capital stock of the Company representing a majority of the votes of all capital stock of the Company entitled to vote thereat shall decide any question brought before such meeting, unless the question is one upon which, by express provision of law or the certificate of incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

Section 2.6.5. Consents in Lieu of Meeting. Any action required to be or which may be taken at any meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt, written notice of the action taken by means of any such consent which is other than unanimous shall be given to those stockholders who have not consented in writing.

Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest date consents are delivered in the manner required hereby to the Company, written consents signed by a sufficient number of stockholders to take action are delivered to the Company by delivery to its principal place of business.

A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes hereof; provided, that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the Company can determine (a) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and (b) the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Company by delivery to its principal place of business. Notwithstanding the foregoing limitation on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the Company if, to the extent and in the manner provided by resolution of the Board.

A copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

Section 2.7 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time and place, if any, and means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, then a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 2.8 Advance Notice of Business to be Transacted at Annual Meetings.

Section 2.8.1. Notice. To be properly brought before the annual meeting of stockholders, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board (or any duly authorized committee thereof), (b) otherwise properly brought before the meeting by or at the direction of the Board (or any duly authorized committee thereof) or (c) otherwise properly brought before the meeting by any stockholder of the Company (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.8.1 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 2.8.1. In addition to any other applicable requirements, including but not limited to the requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of this Section 2.8.1, such stockholder must have given to the Secretary of the Company in accordance with Section 2.8.3 notice thereof which is timely in accordance with Section 2.8.2 in proper written form.

Section 2.8.2. Timelines. To be timely, a stockholder’s notice to the Secretary pursuant to clause (c) of Section 2.8.1 must be delivered to or mailed and received at the principal executive offices of the Company, not less than sixty (60) days nor more than one hundred twenty (120) days prior to the anniversary date of the date on which the Company first mailed or caused to be mailed its proxy statement for its immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting, notice by the stockholder in order to be timely must be so received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting is mailed or such public disclosure of the date of the annual meeting is made, whichever first occurs.

Section 2.8.3. Form. To be in proper written form, a stockholder’s notice to the Secretary pursuant to clause (c) of Section 2.8.1 must set forth as to each matter such stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and record address of such stockholder, (c) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, together with evidence reasonably satisfactory to the Secretary of such beneficial ownership, (d) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (e) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting and (f) any material interest of the stockholder proposing to bring such business before such meeting (or any other stockholders known to be supporting such proposal) in such proposal.

Section 2.8.4. Business to be Transacted. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting of stockholders except business brought before such meeting in accordance with the procedures set forth in this Section 2.8; provided, however, that, once business has been properly brought before such meeting in accordance with such procedures, nothing in this Section 2.8 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of such meeting determines that business was not properly brought before the meeting in accordance with the foregoing procedures, then the chairman of such meeting shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

ARTICLE III.

DIRECTORS

Section 3.1 Purpose. The business of the Company shall be managed by or under the direction of the Board, which may exercise all such powers of the Company and do all such lawful acts and things as are not by law, the certificate of incorporation or these Bylaws directed or required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware.

Section 3.2 Number; Election. The number of directors constituting the Board shall never be less than one and shall be determined by resolution of the Board. Directors shall be elected by the stockholders by plurality vote at an annual stockholders’ meeting as provided in the certificate of incorporation, except as hereinafter provided. Each director shall hold office until his successor has been duly elected and qualified.

Section 3.3 Vacancies on Board of Directors; Removal.

(a) Any director may resign his office at any time by delivering his resignation in writing to the Chairman of the Board or the Secretary. The resignation will take effect at the time specified therein or, if no time is specified, it will be effective at the time of its receipt by the Company. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

(b) Any vacancy, or newly created directorship resulting from any increase in the authorized number of directors, may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. Any director so chosen shall hold office until the next annual election of directors by the stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

(c) Any director may be removed with or without cause at any time by the affirmative vote of stockholders holding of record in the aggregate at least a majority of the outstanding shares of stock of the Company at a special meeting of the stockholders called for that purpose.

Section 3.4 Compensation. Unless otherwise restricted by the certificate of incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board and may be paid either a fixed sum for attendance at each meeting of the Board or a stated salary as director. No such payment shall preclude any director from serving the Company in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation for attending committee meetings.

Section 3.5 Nominations for Directors. Only persons who are nominated in accordance with the procedures set forth in this Section 3.5 shall be eligible for election as directors. Nominations of persons for election to the Board of the Company may be made at a meeting of stockholders by or at the direction of the Board or by any stockholder of the Company entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section 3.5. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than sixty (60) days nor more than one hundred twenty (120) days prior to the anniversary date of the date on which the Company first mailed or caused to be mailed its proxy statement for its immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting is mailed or such public disclosure of the date of the annual meeting is made, whichever first occurs, or (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting is mailed or public disclosure of the date of the special meeting is made, whichever first occurs. Such stockholder’s notice shall set forth (a) each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, as amended (including without limitation such persons’ written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) the stockholder giving the notice (i) the name and address, as they appear on the Company’s books, of such stockholder, (ii) the class and number of shares of the Company which are beneficially owned by such stockholder together with evidence reasonably satisfactory to the Secretary of such beneficial ownership, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in his notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in this Section 3.5. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he should so determine, then the chairman of the meeting shall so declare to the meeting and the defective nomination shall be disregarded.

ARTICLE IV.

BOARD MEETINGS

Section 4.1 Annual Meetings. The Board shall meet as soon as practicable after the adjournment of each annual stockholders’ meeting at the place of the stockholders’ meeting. No notice to the directors shall be necessary to legally convene this meeting, provided a quorum is present.

Section 4.2 Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times and places as shall from time to time be determined by resolution of the Board and communicated to all directors.

Section 4.3 Special Meetings. Special meetings of the Board (a) may be called by the Chairman of the Board or President and (b) shall be called by the President or Secretary on the written request of three (3) directors. Notice of each special meeting of the Board shall be given, either personally or as hereinafter provided, to each director at least twenty-four (24) hours before the meeting if such notice is delivered personally or by means of telephone, telegram, telex or facsimile transmission, two (2) days before the meeting if such notice is delivered by a recognized express delivery service, and three (3) days before the meeting if such notice is delivered through the United States mail. Any and all business may be transacted at a special meeting which may be transacted at a regular meeting of the Board. Except as may be otherwise expressly provided by law, the certificate of incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting.

Section 4.4 Quorum. A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by law, the certificate of incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

Section 4.5 Consent In Lieu of Meeting. Unless otherwise restricted by the certificate of incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

ARTICLE V.

COMMITTEES OF DIRECTORS

Section 5.1 Establishment; Standing Committees. The Board may by resolution establish, name or dissolve one or more committees, each committee to consist of one or more of the directors. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

Section 5.2 Available Powers. Any committee established pursuant to Section 5.1 hereof, but only to the extent provided in the resolution of the Board establishing such committee or otherwise delegating specific power and authority to such committee and as limited by law, the certificate of incorporation and these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers which may require it.

Section 5.3 Unavailable Powers. No committee of the Board shall have any power or authority in reference to (a) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval or (b) adopting, amending or repealing any bylaw of the Company.

Section 5.4 Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

Section 5.5 Procedures. Time, place and notice, if any, of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members designated by the Board shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by law, the certificate of incorporation or these Bylaws. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.

ARTICLE VI.

OFFICERS

Section 6.1 Elected Officers. The Board shall elect a President, a Treasurer and a Secretary (collectively, the “Required Officers”) having the respective duties enumerated below and may elect such Vice Presidents, Assistant Treasurers, Assistant Secretaries and other officers having the titles and duties which are not reserved for the Required Officers or such other titles and duties as the Board may by resolution from time to time establish.

Section 6.1.1. Chairman of the Board. The Chairman of the Board, or in his absence, the President, shall preside when present at all meetings of the stockholders and the Board. The Chairman of the Board shall advise and counsel the President and other officers and shall exercise such powers and perform such duties as shall be assigned to or required of him from time to time by the Board or these Bylaws. The Chairman of the Board may execute bonds, mortgages and other contracts requiring a seal under the seal of the Company, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board to some other officer or agent of the Company. The Chairman of the Board may delegate all or any of his powers or duties to the President, if and to the extent deemed by the Chairman of the Board to be desirable or appropriate.

Section 6.1.2. President. The President shall be the Chief Executive Officer of the Company, shall have general and active management of the business of the Company and shall see that all orders and resolutions of the Board are carried into effect. In the absence of the Chairman of the Board or in the event of his inability or refusal to act, the President shall perform the duties and exercise the powers of the Chairman of the Board.

Section 6.1.3. Vice Presidents. In the absence of the President or in the event of his inability or refusal to act, the Vice President (or in the event there is more than one Vice President, the Vice Presidents in the order designated by the Board, or in the absence of any designation, then in the order of their election or appointment) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall perform such other duties and have such other powers as the Board may from time to time prescribe.

Section 6.1.4. Secretary. The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record all the proceedings of such meetings in books to be kept for that purpose. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board or the President. He shall have custody of the corporate seal of the Company and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Company and to attest the affixing thereof by his signature.

Section 6.1.5. Assistant Secretaries. The Assistant Secretary, or if there is more than one, the Assistant Secretaries in the order determined by the Board (or if there is no such determination, then in the order of their election or appointment) shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

Section 6.1.6. Treasurer. Unless the Board by resolution otherwise provides, the Treasurer shall be the Chief Accountant and Financial Officer of the Company. The Treasurer shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board. He shall disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and the Board, at its regular meetings, or when the Board so requires, an account of all his transactions as Treasurer and of the financial condition of the Company.

Section 6.1.7. Assistant Treasurers. The Assistant Treasurer, or if there is more than one, the Assistant Treasurers in the order determined by the Board (or if there is no such determination, then in the order of their election or appointment) shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

Section 6.1.8. Divisional Officers. Each division of the Company, if any, may have a President, Secretary, Treasurer or Controller and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other assistant officers. Any number of such offices may be held by the same person. Such divisional officers will be appointed by, report to and serve at the pleasure of the Board and such other officers that the Board may place in authority over them. The officers of each division shall have such authority with respect to the business and affairs of that division as may be granted from time to time by the Board, and in the regular course of business of such division may sign contracts and other documents in the name of the division where so authorized; provided that in no case and under no circumstances shall an officer of one division have authority to bind any other division of the Company except as necessary in the pursuit of the normal and usual business of the division of which he is an officer.

Section 6.2 Election. All elected officers shall serve until their successors are duly elected and qualified or until their earlier death, disqualification, retirement, resignation or removal from office.

Section 6.3 Appointed Officers. The Board may also appoint or delegate the power to appoint such other officers, assistant officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary, and the titles and duties of such appointed officers may be as described in Section 6.1 hereof for elected officers; provided that the officers and any officer possessing authority over or responsibility for any functions of the Board shall be elected officers.

Section 6.4 Multiple Officeholders, Stockholder and Director Officers. Any number of offices may be held by the same person, unless the certificate of incorporation or these Bylaws otherwise provide. Officers need not be stockholders or residents of the State of Delaware. Officers, such as the Chairman of the Board, possessing authority over or responsibility for any function of the Board must be directors.

Section 6.5 Compensation, Vacancies. The compensation of elected officers shall be set by the Board. The Board shall also fill any vacancy in an elected office. The compensation of appointed officers and the filling of vacancies in appointed offices may be delegated by the Board to the same extent as permitted by these Bylaws for the initial filling of such offices.

Section 6.6 Additional Powers and Duties. In addition to the foregoing especially enumerated powers and duties, the elected and appointed officers of the Company shall perform such other duties and exercise such further powers as may be provided by law, the certificate of incorporation or these Bylaws or as the Board may from time to time determine or as may be assigned to them by any competent committee or superior officer.

Section 6.7 Removal. Any officer may be removed, either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the Board.

ARTICLE VII.

SHARE CERTIFICATES

Section 7.1 Entitlement to Certificates. ~~Every holder of the capital stock of the Company, unless and to the extent the Board by resolution provides that any or all classes or series of stock shall be uncertificated, shall be entitled to have a certificate,~~ Shares of capital stock of the Company may, but need not, be represented by certificates. If represented by a certificate, each certificate shall (i) be in such form as is approved by the Board ~~and~~ , (ii) ~~conforms~~ conform with applicable law~~,~~ and (iii) ~~certifying~~ certify the number of shares owned by ~~him~~ the holder thereof.

Section 7.2 Multiple Classes of Stock. If the Company shall be authorized to issue more than one class of capital stock or more than one series of any class, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall, unless ~~the Board shall by resolution provide that such class or series of stock shall be~~ such class or series of stock is uncertificated, be set forth in full or summarized on the face or back of the certificate, if any, ~~which the Company shall issue~~ issued to represent such class or series of stock; provided that, to the extent allowed by law, in lieu of such statement, the face or back of such certificate, if any, may state that the Company will furnish a copy of such statement without charge to each requesting stockholder.

Section 7.3 Signatures. Each certificate representing capital stock of the Company shall be signed by or in the name of the Company by (a) the Chairman of the Board, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company. The signatures of the officers of the Company may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to hold such office before such certificate is issued, it may be issued by the Company with the same effect as if he held such office on the date of issue.

Section 7.4 Issuance and Payment. Subject to the provisions of the law, the certificate of incorporation or these Bylaws, shares may be issued for such consideration and to such persons as the Board may determine from time to time. Shares may not be issued until the full amount of the consideration has been paid.

Section 7.5 Lost Certificates. The Board may, but need not, direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. ~~When~~ If authorizing such issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Company a bond in such sum as it may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 7.6 Transfer of Stock. ~~Upon~~ In the event of the transfer of shares of the Company’s capital stock represented by a certificate, then, upon surrender to the Company or its transfer agent, if any, of ~~a~~ the certificate for shares so transferred duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer and of the payment of all taxes applicable to the transfer of said shares, the Company ~~shall be obligated to~~ may, but need not, issue a new certificate to the person entitled thereto, and the Company shall cancel the old certificate and record the transaction upon its books; provided, however, that in the event the Company does not so issue a new certificate, the Company shall send the person otherwise entitled thereto the written statement required by Section 7.8 hereof; provided, further, however, that the Company shall ~~not be so obligated~~ have no obligation under this Section 7.6 unless such transfer was made in compliance with applicable state and federal securities laws.

Section 7.7 Registered Stockholders. The Company shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, vote and be held liable for calls and assessments and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any person other than such registered owner, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

Section 7.8 Shares of Stock Without Certificates. The Board may authorize the issuance of some or all of the shares of any or all of the classes or series of capital stock of the Company without certificates. The authorization shall not affect shares of stock already represented by certificates until and unless said certificates are surrendered to the Company or its transfer agent, if any. Within a reasonable time after the issuance or transfer of shares without certificates, the Company shall send the holder thereof a written statement of the information required on certificates of stock by applicable law or these Bylaws.

ARTICLE VIII.

INDEMNIFICATION

Section 8.1 General. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, have reasonable cause to believe that his conduct was unlawful.

Section 8.2 Actions by or in the Right of the Company. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture or trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 8.3 Indemnification Against Expenses. To the extent that a present or former director or officer of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 8.1 and 8.2 hereof, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 8.4 Board Determinations. Any indemnification under Sections 8.1 and 8.2 hereof (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 8.1 and 8.2 hereof. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (a) by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (c) if there are no such disinterested directors or if such directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders.

Section 8.5 Advancement of Expenses. Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking, in form and substance satisfactory to the Company, by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Company as authorized by law or in this Article VIII. Such expenses incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Company deems appropriate.

Section 8.6 Nonexclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which any director, officer, employee or agent of the Company seeking indemnification or advancement of expenses may be entitled under any other Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent of the Company and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.7 Insurance. The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of applicable law, the certificate of incorporation or this Article VIII.

Section 8.8 Certain Definitions. For purposes of this Article VIII, (a) references to “the Company” shall include, in addition to the resulting or surviving corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and (c) references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Article VIII.

Section 8.9 Repeal or Modification. Any repeal or modification of this Article VIII by the stockholders of the Company shall not adversely affect any rights to indemnification and to advancement of expenses that any person may have at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

Section 8.10 Change in Governing Law. In the event of any amendment or addition to Section 145 of the General Corporation Law of the State of Delaware or the addition of any other section to such law which shall limit indemnification rights thereunder, the Company shall, to the extent permitted by the General Corporation Law of the State of Delaware, indemnify to the fullest extent authorized or permitted hereunder, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

ARTICLE IX.

INTERESTED DIRECTORS, OFFICERS AND STOCKHOLDERS

Section 9.1 Validity. Any contract or other transaction between the Company and any of its directors, officers or stockholders (or any corporation or firm in which any of them are directly or indirectly interested) shall be valid for all purposes notwithstanding the presence of such director, officer or stockholder at the meeting authorizing such contract or transaction, or his participation or vote in such meeting or authorization.

Section 9.2 Disclosure, Approval. The provisions of Section 9.1 shall apply only if the material facts of the relationship or the interest of each such director, officer or stockholder is known or disclosed:

(a) to the Board and it nevertheless in good faith authorizes or ratifies the contract or transaction by the affirmative vote of a majority of the disinterested directors present, even though the disinterested directors may be less than a quorum; or

(b) to the stockholders and they nevertheless in good faith authorize or ratify the contract or transaction by a majority of the shares present; or

(c) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board, a committee or the stockholders.

Section 9.3 Nonexclusive. This Article IX shall not be construed to invalidate any contract or transaction which would be valid in the absence of this Article IX.

ARTICLE X.

MISCELLANEOUS

Section 10.1 Place of Meetings. All stockholders, directors and committee meetings shall be held at such place or places, within or without the State of Delaware, as shall be designated from time to time by the Board or such committee and stated in the notices thereof. If no such place is so designated, said meetings shall be held at the principal business office of the Company.

Section 10.2 Fixing Record Dates.

Section 10.2.1. Meetings. In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) nor less than ten (10) days prior to any such meeting. If no record date is fixed by the Board, then the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

Section 10.2.2. Consents. In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is otherwise required, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company’s registered office shall be by hand-delivery or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

Section 10.2.3. Dividends. In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 10.3 Means of Giving Notice. Whenever under law, the certificate of incorporation or these Bylaws, notice is required to be given to any director or stockholder, such notice may be given in writing and delivered personally, through the United States mail, by a recognized express delivery service (such as Federal Express) or by means of telegram, telex or facsimile transmission, addressed to such director or stockholder at his address or telex or facsimile transmission number, as the case may be, appearing on the records of the Company, with postage and fees thereon prepaid. Such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or with an express delivery service or when transmitted, as the case may be. Notice of any meeting of the Board may be given to a director by telephone and shall be deemed to be given when actually received by the director.

Without limiting the manner by which notice otherwise may be given effectively to directors and stockholders, whenever any notice is required by these Bylaws to be given, any notice so required shall be effective if given by a form of electronic transmission consented to by the director or stockholder to whom the notice is given. Any such consent shall be revocable by the director or stockholder by written notice to the Company. Any such consent shall be deemed revoked if the Company is unable to deliver by electronic transmission two (2) consecutive notices given by the Company in accordance with such consent and such inability becomes known to the Secretary or an Assistant Secretary of the Company or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Notice given pursuant to electronic transmission shall be deemed given if by: (a) facsimile telecommunication, when directed to a number at which the stockholder or director has consented to receive notice; (b) electronic mail, when directed to an electronic mail address at which the director or stockholder has consented to receive notice; (c) a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and (d) any other form of electronic transmission, when directed to the stockholder or director.

Section 10.4 Waiver of Notice. Whenever any notice is required to be given under law, the certificate of incorporation or these Bylaws, a written waiver of such notice, signed before or after the date of such meeting by the person or persons entitled to said notice, shall be deemed equivalent to such required notice. All such waivers shall be filed with the corporate records. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 10.5 Attendance via Communications Equipment. Unless otherwise restricted by law, the certificate of incorporation or these Bylaws, members of the Board, any committee thereof or the stockholders may hold a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can effectively communicate with each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 10.6 Dividends. Dividends on the capital stock of the Company, paid in cash, property, or securities of the Company and as may be limited by applicable law and applicable provisions of the certificate of incorporation, if any, may be declared by the Board at any regular or special meeting.

Section 10.7 Reserves. Before payment of any dividend, there may be set aside out of any funds of the Company available for dividends, such sum or sums as the Board from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, for equalizing dividends, for repairing or maintaining any property of the Company or for such other purpose as the Board shall determine to be in the best interest of the Company; and the Board may modify or abolish any such reserve in the manner in which it was created.

Section 10.8 Reports to Stockholders. The Board shall present at each annual meeting of stockholders and at any special meeting of stockholders when called for by vote of the stockholders, a statement of the business and condition of the Company.

Section 10.9 Contracts and Negotiable Instruments. Except as otherwise provided by applicable law or these Bylaws, any contract or other instrument relative to the business of the Company may be executed and delivered in the name of the Company and on its behalf by the Chairman of the Board or the President; and the Board may authorize any other officer or agent of the Company to enter into any contract or execute and deliver any contract in the name and on behalf of the Company, and such authority may be general or confined to specific instances as the Board may by resolution determine. All bills, notes, checks or other instruments for the payment of money shall be signed or countersigned by such officer, officers, agent or agents and in such manner as are permitted by these Bylaws and/or as, from time to time, may be prescribed by resolution (whether general or special) of the Board. Unless authorized to do so by these Bylaws or by the Board, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement, or to pledge its credit, or to render it liable pecuniarily for any purpose or to any amount.

Section 10.10 Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the Board.

Section 10.11 Seal. The seal of the Company shall be in such form as shall from time to time be adopted by the Board. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 10.12 Books and Records. The Company shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its stockholders, Board and committees and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

Section 10.13 Resignation. Any director, committee member, officer or agent may resign by giving written notice to the Chairman of the Board, the President or the Secretary. The resignation shall take effect at the time specified therein, or immediately if no time is specified. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 10.14 Surety Bonds. Such officers and agents of the Company, if any, as the President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Company, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Company, in such amounts and by such surety companies as the President or the Board may determine. The premiums on such bonds shall be paid by the Company and the bonds so furnished shall be in the custody of the Secretary.

Section 10.15 Proxies in Respect of Securities of Other Corporations. The Board may designate one or more persons who may from time to time appoint an attorney or attorneys or an agent or agents for the Company to exercise, in the name and on behalf of the Company, the powers and rights which the Company may have as the holder of stock or other securities in any other corporation to vote or consent in respect of such stock or other securities, and the such designated persons may instruct the attorney or agent so appointed as to the manner of exercising such powers and rights; and such designated persons may execute or cause to be executed, in the name and on behalf of the Company and under its corporate seal or otherwise, all such written proxies or other instruments as may be deemed necessary or proper in order that the Company may exercise such powers and rights.

Section 10.16 Amendments.

(a) The Bylaws of the Company may be altered, amended or repealed or new Bylaws may be made or adopted by the Board at any regular or special meeting of the Board; provided that Section 3.3 and Section 10.16(b) of these Bylaws may be altered, amended or repealed only by action of stockholders acting pursuant to Section 10.16(b) hereof.

(b) The Bylaws of the Company may also be altered, amended or repealed or new Bylaws may be made or adopted by the vote of a majority of the votes of all capital stock of the Company represented and entitled to vote upon the election of directors, at any meeting at which a quorum is present.

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